EXHIIBIT (q)(1)

POWER OF ATTORNEY

We, the undersigned officers and Trustees/Directors of the Trusts, Corporations and Portfolios listed on Schedule A attached hereto (collectively, the “Entities”), do hereby severally constitute and appoint Thomas E. Faust Jr., James F. Kirchner, Kimberly M. Roessiger or Deidre E. Walsh, or any of them, to be true, sufficient and lawful attorneys, or attorney for each of us, to sign for each of us, in the name of each of us in the capacities indicated below, any Registration Statement on the prescribed form (including, but not limited to, Form N-1A, Form N-2 or Form N-14) and any and all amendments (including pre-effective and post-effective amendments) to a Registration Statement filed with the Securities and Exchange Commission on behalf of each of the respective Entities listed on Schedule A, in respect of shares or units of beneficial interest or common stock and other documents and papers relating thereto:

IN WITNESS WHEREOF we have hereunto set our hands on the date set forth opposite our respective signatures.

Signature	Title	Date

/s/ Edward J. Perkin

President and Principal Executive Officer of NextShares Trust, Risk-Managed Diversified Equity Income Fund, Tax-Advantaged Global Dividend Income Fund, Tax-Managed Buy-Write Strategy Fund, Global Income Builder Portfolio, Greater India Portfolio, Stock Portfolio, Tax-Managed Growth Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Value Portfolio

July 1, 2021
Edward J. Perkin

/s/ Eric A. Stein

President and Principal Executive Officer of 2021 Target Term Trust, California Municipal Bond Fund, California Municipal Income Trust, Floating-Rate 2022 Target Term Trust, Growth Trust, Investment Trust, Limited Duration Income Fund, Municipal Bond Fund, Municipal Income 2028 Term Trust, Municipals Trust, Municipals Trust II, Mutual Funds Trust, New York Municipal Bond Fund, New York Municipal Income Trust, NextShares Trust II, Series Fund, Inc., Series Trust, Series Trust II, Short Duration Diversified Income Fund, Special Investment Trust, Variable Trust, 5-to-15 Year Laddered Municipal Bond Portfolio, Core Bond Portfolio, Emerging Markets Local Income Portfolio, Eaton Vance Floating Rate Portfolio, Global Macro Absolute Return Advantage Portfolio, Global Macro Capital Opportunities Portfolio, Global Macro Portfolio, Global Opportunities Portfolio, High Income Opportunities Portfolio, High Yield Municipal Income Portfolio, International Income Portfolio and Senior Debt Portfolio

July 1, 2021
Eric A. Stein

/s/ James F. Kirchner	Treasurer and Principal Financial and Accounting Officer	July 1, 2021
James F. Kirchner

Signature	Title	Date
/s/ Thomas E. Faust Jr.	Trustee/Director	July 1, 2021
Thomas E. Faust Jr.
/s/ Mark R. Fetting	Trustee/Director	July 1, 2021
Mark R. Fetting
/s/ Cynthia E. Frost	Trustee/Director	July 1, 2021
Cynthia E. Frost
/s/ George J. Gorman	Trustee/Director	July 1, 2021
George J. Gorman
/s/ Valerie A. Mosley	Trustee/Director	July 1, 2021
Valerie A. Mosley
/s/ William H. Park	Trustee/Director	July 1, 2021
William H. Park
/s/ Helen Frame Peters	Trustee/Director	July 1, 2021
Helen Frame Peters
/s/ Keith Quinton	Trustee/Director	July 1, 2021
Keith Quinton
/s/ Marcus L. Smith	Trustee/Director	July 1, 2021
Marcus L. Smith
/s/ Susan J. Sutherland	Trustee/Director	July 1, 2021
Susan J. Sutherland
/s/ Scott E. Wennerholm	Trustee/Director	July 1, 2021
Scott E. Wennerholm

POWER OF ATTORNEY

SCHEDULE A

Eaton Vance Growth Trust (“Growth Trust”)

Eaton Vance Investment Trust (“Investment Trust”)

Eaton Vance Municipals Trust (“Municipals Trust”)

Eaton Vance Municipals Trust II (“Municipals Trust II”)

Eaton Vance Mutual Funds Trust (“Mutual Funds Trust”)

Eaton Vance NextShares Trust (“NextShares Trust”)

Eaton Vance NextShares Trust II (“NextShares Trust II”)

Eaton Vance Series Fund, Inc. (“Series Fund, Inc.”)

Eaton Vance Series Trust (“Series Trust”)

Eaton Vance Series Trust II (“Series Trust II”)

Eaton Vance Special Investment Trust (“Special Investment Trust”)

Eaton Vance Variable Trust (“Variable Trust”)

Eaton Vance California Municipal Bond Fund (“California Municipal Bond Fund”)

Eaton Vance California Municipal Income Trust (“California Municipal Income Trust”)

Eaton Vance Floating-Rate 2022 Target Term Trust (“Floating-Rate 2022 Target Term Trust”)

Eaton Vance 2021 Target Term Trust (“2021 Target Term Trust”)

Eaton Vance Limited Duration Income Fund (“Limited Duration Income Fund”)

Eaton Vance Municipal Bond Fund (“Municipal Bond Fund”)

Eaton Vance Municipal Income 2028 Term Trust (“Municipal Income 2028 Term Trust”)

Eaton Vance New York Municipal Bond Fund (“New York Municipal Bond Fund”)

Eaton Vance New York Municipal Income Trust (“New York Municipal Income Trust”)

Eaton Vance Risk-Managed Diversified Equity Income Fund (“Risk-Managed Diversified Equity Income Fund”)

Eaton Vance Short Duration Diversified Income Fund (“Short Duration Diversified Income Fund”)

Eaton Vance Tax-Advantaged Global Dividend Income Fund (“Tax-Advantaged Global Dividend Income Fund”)

Eaton Vance Tax-Managed Buy-Write Strategy Fund (“Tax-Managed Buy-Write Strategy Fund”)

    Portfolio Name     Trust Name

5-to-15 Year Laddered Municipal Bond PortfolioEaton Vance Municipals Trust II

Eaton Vance NextShares Trust II

Core Bond PortfolioEaton Vance Special Investment Trust

Eaton Vance Floating Rate PortfolioEaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Emerging Markets Local Income PortfolioEaton Vance Mutual Funds Trust

Global Income Builder PortfolioEaton Vance Mutual Funds Trust

Eaton Vance NextShares Trust

Global Macro Absolute Return Advantage PortfolioEaton Vance Mutual Funds Trust

Global Macro Capital Opportunities PortfolioEaton Vance Mutual Funds Trust

Global Macro PortfolioEaton Vance Mutual Funds Trust

Global Opportunities PortfolioEaton Vance Mutual Funds Trust

Greater India PortfolioEaton Vance Special Investment Trust

High Income Opportunities PortfolioEaton Vance Mutual Funds Trust

High Yield Municipal Income PortfolioEaton Vance Municipals Trust II

Eaton Vance NextShares Trust II

International Income PortfolioEaton Vance Mutual Funds Trust

Senior Debt PortfolioEaton Vance Mutual Funds Trust

Eaton Vance Special Investment Trust

Stock PortfolioEaton Vance Mutual Funds Trust

Eaton Vance NextShares Trust

Eaton Vance Special Investment Trust

Tax-Managed Growth PortfolioEaton Vance Mutual Funds Trust

Eaton Vance Series Trust

Tax-Managed International Equity PortfolioEaton Vance Mutual Funds Trust

Tax-Managed Multi-Cap Growth PortfolioEaton Vance Mutual Funds Trust

Tax-Managed Small-Cap PortfolioEaton Vance Mutual Funds Trust

Tax-Managed Value PortfolioEaton Vance Mutual Funds Trust